EXHIBIT 32

UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Exhibit 32.1 – Certification of Chief Executive Officer

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Graphene & Solar Technologies Limited (the “Company”) on Form 10-K/A for the fiscal year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason May, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2026
By: /s/ Jason May
Name: Jason May
Title: Chief Executive Officer and Director